                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-24505 and No. 33-26209 and No. 33-66822) of O. I. Corporation of our opinion dated October 31, 1998 relating to the financial statements of General Analysis Corporation for the twelve months ended June 30, 1998 and 1997 appearing within Item 7(a) of O. I. Corporation's Current Report on Form 8-K dated April 12, 1999.










                                                   Schwartz & Hofflich LLP